                                                                   EXHIBIT 10.76

                                                                 [JPMORGAN LOGO]

JPMorgan Chase Bank
P.O. Box 161
60 Victoria Embankment
London EC4Y 0JP
England

                                                                 August 27, 2003

TO: CADENCE DESIGN SYSTEMS, INC.
2655 Seely Avenue
San Jose, CA 95134
Attention: Treasurer
Telephone No.: (408) 943-1234
Facsimile No.: (408) 943-0513

Re: Warrants

Reference:

         The purpose of this letter agreement is to confirm the terms and conditions of the Warrants issued by CADENCE DESIGN SYSTEMS, INC. ("COMPANY") to JPMorgan Chase Bank, London Branch ("JPMORGAN") on the Trade Date specified below (the "TRANSACTION"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This Confirmation shall replace any previous letter and serve as the final documentation for this Transaction.

         The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "EQUITY DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. This Transaction shall be deemed to be a Share Option Transaction within the meaning set forth in the Equity Definitions.

         Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. This Confirmation evidences a complete and binding agreement between JPMorgan and the Company as to the terms of the Transaction to which this Confirmation relates. In addition, JPMorgan and the Company agree to make all reasonable efforts to promptly negotiate, execute, and deliver an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "AGREEMENT"), with such modifications as JPMorgan and the Company will in good faith agree together with related schedules. Upon the execution by JPMorgan and the Company of such an agreement, this Confirmation will supplement, form a part of, and be subject to, that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until JPMorgan and the Company execute such agreement, this Confirmation, together with all other documents referring to an Agreement (each a "CONFIRMATION") confirming transactions (each a "TRANSACTION") entered into between JPMorgan and the Company (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the Agreement as if JPMorgan and the Company had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law and United States dollars as the Termination Currency and Second Method and Loss as the payments on early termination) on the Trade Date of the first such Transaction between JPMorgan and the Company. In the event of any inconsistency between provisions

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
             INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE
                           CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

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of that agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that if they have not executed an Agreement within 60 days from the Trade Date it shall constitute an Additional Termination Event under the Agreement in respect of which the Company is the sole Affected Party and this Transaction is the sole Affected Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

       Trade Date:                         August 27, 2003

       Warrants:                           American-style equity call warrants
                                           to be issued by the Company to
                                           JPMorgan, each giving the holder the
                                           right to purchase one Share at the
                                           Strike Price. For the purposes of
                                           Equity Definitions, each Warrant
                                           shall be deemed to be a Call Option.

       Buyer:                              JPMorgan

       Seller:                             Company

       Shares: The common stock of Company, par value USD 0.01 per Share (Exchange symbol "CDN")

       Number of Warrants:                 4,471,530

       Warrant Entitlement:                One Share per Warrant

       Multiple Exercise:                  Applicable

       Minimum Number of Warrants:         1

       Maximum Number of Warrants:         4,471,530

       Strike Price:                       USD 23.08

       Premium:                            USD 10,346,000

       Premium Payment Date:               August 29, 2003

       Exchange:                           The New York Stock Exchange

       Related Exchange(s):                The principal exchange(s) for options
                                           contracts or futures contracts, if
                                           any, with respect to the Shares

Exercise and Valuation:

       Expiration Time:                    The Valuation Time

       Expiration Date:                    For any Daily Number of Warrants,
                                           each date specified as such in Annex
                                           A hereto. If there is a Market
                                           Disruption Event on any Expiration
                                           Date, then the Calculation Agent
                                           shall determine the Reference Price
                                           or

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
            INCORPORATED LIMITED WITH LIABILITY AS A NEW YORK STATE
                           CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                           Settlement Price for such Expiration
                                           Date, as the case may be, on the
                                           basis of its good faith estimate of
                                           the trading value for the relevant
                                           Shares.

        Automatic Exercise:                Applicable

Valuation applicable to each Warrant:

       Valuation Time:                     At the close of trading of the
                                           regular trading session on the
                                           Exchange

       Valuation Date:                     The Exercise Date

Settlement Terms applicable to
 the Transaction:

Method of Settlement:                      Net Share Settlement; and means that,
                                           on each Settlement Date, Company
                                           shall deliver to JPMorgan, the Share
                                           Delivery Quantity of Shares for such
                                           Settlement Date to the account
                                           specified hereto free of payment
                                           through the Clearance System.

Share Delivery Quantity:                   For any Settlement Date, a number of
                                           Shares, as calculated by the
                                           Calculation Agent, equal to the Net
                                           Share Settlement Amount for such
                                           Settlement Date divided by the
                                           Settlement Price for such Settlement
                                           Date, plus cash in lieu of any
                                           fractional shares.

Net Share Settlement Amount:               For any Settlement Date, the Daily
                                           Number of Warrants specified in Annex
                                           A with respect to the Expiration Date
                                           corresponding to such Settlement Date
                                           multiplied by the Strike Price
                                           Differential for such Settlement
                                           Date.

Strike Price Differential:                 (a) If the Settlement Price for any
                                           Expiration Date is greater than the
                                           Strike Price, an amount equal to the
                                           excess of such Settlement Price over
                                           the Strike Price; or

                                           (b) If such Settlement Price is less
                                           than or equal to the Strike Price,
                                           zero.

Settlement Price:                          For any Expiration Date, the closing
                                           price per Share on the Exchange at
                                           the Valuation Time on the Valuation
                                           Date.

Settlement Date:                           For any Expiration Date, the date
                                           defined as such in Section 6.2 of the
                                           Equity Definitions, subject to
                                           Section 8(q)(i) hereof.

Failure to Deliver:                        Applicable

Other Applicable Provisions:               The provisions of Sections 6.6, 6.7,
                                           6.8 and 6.10 of the Equity
                                           Definitions will be applicable,
                                           except that all references in such
                                           provisions to "Physically-Settled"
                                           shall be read as references to "Net
                                           Share Settled". "Net

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
            INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE
                           CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE,NEW YORK, USA.

                                           Share Settled" in relation to any
                                           Warrant means that Net Share
                                           Settlement is applicable to that
                                           Warrant.

3. Additional Terms applicable to the
    Transaction:

   Adjustments applicable to the
    Warrants:

    Method of Adjustment:                  Calculation Agent Adjustment

Extraordinary Events applicable to the
    Transaction:

       Consequence of Merger Events

       (a) Share-for-Share:                Alternative Obligation; provided that
                                           the Calculation Agent will determine
                                           if the Merger Event affects the
                                           theoretical value of the Transaction
                                           and if so JPMorgan in its sole
                                           discretion may elect to make
                                           adjustments to the Strike Price and
                                           any other term necessary to reflect
                                           the characteristics (including
                                           volatility, dividend practice and
                                           policy and liquidity) of the New
                                           Shares. Notwithstanding the
                                           foregoing, Cancellation and Payment
                                           shall apply in the event the New
                                           Shares are not publicly traded on a
                                           United States national securities
                                           exchange or quoted on the Nasdaq
                                           National Market System.

       (b) Share-for-Other:                Cancellation and Payment

       (c) Share-for-Combined:             Cancellation and Payment

       Nationalization or Insolvency:      Cancellation and Payment

Nationalization or Insolvency:             Cancellation and Payment

Payments on Early Termination:          Second Method and Loss

4. Calculation Agent:                      JPMorgan, whose calculations
                                           and determinations shall be made in
                                           good faith and in a commercially
                                           reasonable manner, including with
                                           respect to calculations and
                                           determinations that are made in its
                                           sole discretion.

5. Account Details:

         (a)      Account for payments to Company:

                  Cadence Design Systems, Inc.
                  _________________________________
                  _________________________________
                  _________________________________
                  _________________________________
                  _________________________________

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
            INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE
                           CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                  Account for delivery of Shares to Counterparty:

                  Mellon Investor Services
                  235 Montgomery Street, 23rd Floor
                  San Francisco, CA 94104
                  Cadence Design Systems Book Memo Treasury Reserve Account
                  Comment: When you are ready to deliver Shares contact Cadence FIRST.

         (b)      Account for payments to JPMorgan:

                  JPMorgan Chase Bank, New York
                  _________________________________
                  _________________________________
                  _________________________________
                  _________________________________

                  Account for delivery of Shares from JPMorgan:

                  DTC 060

6. Offices:

The Office of Company for the Transaction is: Inapplicable, Company is not a Multibranch Party.

The Office of JPMorgan for the Transaction is: New York

                  JPMorgan Chase Bank
                  London Branch
                  P.O. Box 161
                  60 Victoria Embankment
                  London EC4Y 0JP, England

 7. Notices: For purposes of this Confirmation:

         (a)      Address for notices or communications to Company:

                  Cadence Design Systems, Inc.
                  Attention: Treasurer
                  Telephone No.: (408) 943-1234
                  Facsimile No.: (408)943-0513

                  Address for notices or communications to JPMorgan:

                  JPMorgan Chase Bank
                  277 Park Avenue, 11th Floor
                  New York, NY 10172
                  Attention: Kevin J. Moran
                  EDG Corporate Marketing
                  Telephone No.: (212) 622-6707
                  Facsimile No.: (212) 622-8534

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
            INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE
                           CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

8. Other Provisions:

         (a) No Reliance, etc. Each party represents that (i) it is entering into the Transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) neither the other party nor any of its agents are acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has not relied on the other party for any legal, regulatory, tax, business, investment, financial, and accounting advice, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any view expressed by the other party or any of its agents; and (v) it is entering into this Transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

         (b) Share De-listing Event. If at any time during the period from and including the Trade Date, to and including the final Valuation Date, the Shares cease to be listed on the Exchange for any reason (other than a Merger Event) and are not immediately re-listed as of the date of such de-listing on The New York Stock Exchange, The American Stock Exchange or the Nasdaq National Market System (or their respective successors) (the "SUCCESSOR EXCHANGE"), then Cancellation and Payment shall apply, and the date of the de-listing shall be deemed the date of termination for purposes of calculating any payment due from one party to the other in connection with the cancellation of this Transaction. If the Shares are immediately re-listed on a Successor Exchange upon their de-listing from the Exchange, this Transaction shall continue in full force and effect, provided that the Successor Exchange shall be deemed to be the Exchange for all purposes hereunder. In addition, the Calculation Agent shall make any adjustments it deems necessary to the terms of the Transaction in accordance with Calculation Agent Adjustment method as defined under Section 9.1(c) of the Equity Definitions.

         (c) Repurchase Notices. Company shall, on any day on which Company effects any repurchase of Shares, promptly give JPMorgan a written notice of such repurchase (a "REPURCHASE NOTICE") if following such repurchase, the Warrants Equity Percentage as determined on such day is (i) greater than 5% and (ii) greater by 0.5% than the Warrants Equity Percentage included in the immediately preceding Repurchase Notice (or, in the case of the first such Repurchase Notice, greater than the Warrants Equity Percentage as of the date hereof). The "WARRANTS EQUITY PERCENTAGE" as of any day is the fraction (A) the numerator of which is the sum of (1) the product of the Number of Warrants and the Warrant Entitlement and (2) the product of the Number of Warrants as defined in the Confirmation dated August 11, 2003 between Counterparty and JPMorgan relating to 22,357,646 Warrants of the Company (the "INITIAL TRANSACTION") and the Warrant Entitlement as defined in the Initial Transaction, and
                  (B) the denominator of which is the number of Shares outstanding on such day. Company agrees to indemnify and hold harmless JPMorgan and its affiliates and their respective officers, directors, employees, affiliates, advisors, agents and controlling persons (each, an "INDEMNIFIED PERSON") from and against any and all losses (including losses relating to JPMorgan's hedging activities as a consequence of becoming, or of the risk of becoming, a Section 16 "insider", including without limitation, any forbearance from hedging activities or cessation of hedging activities and any losses in connection therewith with respect to this Transaction), claims, damages, judgments, liabilities and expenses (including reasonable attorney's fees), joint or several, which an Indemnified Person actually incurs as a result of Company's failure to provide JPMorgan with a Repurchase Notice on the day and in the manner specified in this Section 8(c), and to reimburse, within 30 days, upon written request, each of such Indemnified Persons for any reasonable legal or other expenses incurred in connection with investigating, preparing for, providing testimony or other evidence in connection with or defending any of the foregoing. If any suit, action,

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                  proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against the Indemnified Person, such Indemnified Person shall promptly notify the Company in writing, and the Company, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Company may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, Company agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Company shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person. If the indemnification provided for in this paragraph (c) is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then Company under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities. The remedies provided for in this paragraph (c) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity. The indemnity and contribution agreements contained in this paragraph (c) shall remain operative and in full force and effect regardless of the termination of this Transaction.

         (d) Material Non-Public Information. Company represents and warrants that each of it and its Affiliates is not, on the date hereof, in possession of any material non-public information with respect to Company.

         (e) Eligible Contract Participant. Company represents and warrants that it is an "eligible contract participant" (as such term is defined in Section 1(a)(12) of the Commodity Exchange Act, as amended (the "CEA")) because one or more of the following is true:

                  Company is a corporation, partnership, proprietorship, organization, trust or other entity and:

                           (A) Company has total assets in excess of USD 10,000,000;

                           (B) the obligations of Company hereunder are guaranteed, or otherwise supported by a letter of credit or keepwell, support or other agreement, by an entity of the type described in Section 1a(12)(A)(i) through
                                    (iv), 1a(12)(A)(v)(I), 1a(12)(A)(vii) or
                                    1a(12)(C) of the CEA; or

                           (C) Company has a net worth in excess of USD 1,000,000 and has entered into this Agreement in connection with the conduct of Company's business or to manage the risk associated with an asset or liability owned or incurred or reasonably likely to be owned or incurred by Company in the conduct of Company's business.

         (f) Regulation M. The Company was not on the Trade Date and is not on the date hereof engaged in a distribution, as such term is used in Regulation M under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT"), of any securities of Company, other than a distribution meeting the requirements of the exception set forth in sections 101(b)(10) and 102(b)(7) of Regulation M. The Company shall not, until the fifth

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
       INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                  Exchange Business Day immediately following the Trade Date, engage in any such distribution.

         (g) No Manipulation. The Company is not entering into this Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

         (h) Board Authorization. Company represents that it is entering into the Transaction, solely for the purposes stated in the board resolution authorizing this Transaction and in its public disclosure. Company further represents that there is no internal policy, whether written or oral, of Company that would prohibit Company from entering into any aspect of this Transaction, including, but not limited to, the purchases of Shares to be made pursuant hereto.

         (i) Transfer or Assignment. Company may not transfer any of its rights or obligations under this Transaction without the prior written consent of JPMorgan. JPMorgan may transfer or assign all or any portion of its rights or obligations under this Transaction without consent of the Company. If JPMorgan, in its sole discretion, determines that its "beneficial ownership" with respect to the Initial Transaction and this Transaction (within the meaning of Section 16 of the Exchange Act and rules promulgated thereunder) exceeds 8% or more of the Company's outstanding Shares and, in its sole discretion, JPMorgan is unable after its commercially reasonable efforts to effect a transfer or assignment on pricing terms and in a time period reasonably acceptable to JPMorgan that would reduce its "beneficial ownership" to 7.5%, JPMorgan may designate any Exchange Business Day as an Early Termination Date with respect to a portion (the "TERMINATED PORTION") of this Transaction or the Initial Transaction, such that the its "beneficial ownership" following such partial termination will be equal to or less than 8%. In the event that JPMorgan so designates an Early Termination Date with respect to a portion of this Transaction, a payment shall be made pursuant to
                  Section 6 of the Agreement as if (i) an Early Termination Date had been designated in respect of a Transaction having terms identical to this Transaction and a Number of Warrants equal to the Terminated Portion, (ii) the Company and JPMorgan shall both be Affected Parties with respect to such partial termination and (iii) such Transaction shall be the only Terminated Transaction. For the avoidance of doubt, if JPMorgan assigns or terminates any Warrants hereunder, each Daily Number of Warrants not previously settled as set forth in Annex A hereto shall be reduced proportionally, as calculated by the Calculation Agent. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing JPMorgan to purchase, sell, receive or deliver any shares or other securities to or from Company, JPMorgan may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform JPMorgan's obligations in respect of this Transaction and any such designee may assume such obligations. JPMorgan shall be discharged of its obligations to Company to the extent of any such performance.

         (j) Amendment. Paragraph (i) of Section 9.7(b) of the Equity Definitions is hereby amended for purposes of this Transaction by replacing "two-year" with "90 calendar day".

         (k) Damages. Neither party shall be liable under Section 6.10 of the Equity Definitions for special, indirect or consequential damages, even if informed of the possibility thereof.

         (1) Dividends. If at any time during the period from and including the Trade Date, but excluding the Expiration Date, an ex-dividend date for a cash dividend occurs with respect to the Shares (an "EX-DIVIDEND DATE"), and that dividend is greater than the Regular Dividend on a per share basis then the forward value of the difference between the Regular Dividend and the per share cash dividend corresponding to that Ex-Dividend

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
             INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE
                           CHARTERED COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                  Date shall be subtracted from the Strike Price. "REGULAR DIVIDEND" shall mean USD 0.00 per Share per quarter. The forward value of any such amount shall be calculated from the Ex-Dividend Date through and including the Settlement Date. The interest rate used for the calculation of such forward values shall be the mid-market interpolated Eurodollar zero coupon swap rate with a maturity corresponding to the Settlement Date, as determined by JPMorgan.

         (m) Netting and Setoff. Notwithstanding Section 2(c) of the Agreement, Company waives its rights to net and offset against its obligations hereunder any rights Company might have against JPMorgan under any other transactions.

         (n) Role of Agent. Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., an affiliate of JPMorgan ("JPMSI"), has acted solely as agent and not as principal with respect to this Transaction and (ii) JPMSI has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will look solely to the other party (or any guarantor in respect thereof) for performance of such other party's obligations under this Transaction.

         (o)      Additional Provisions.

                  (i) The first paragraph of Section 9.1(c) of the Equity Definitions is hereby amended to read as follows: (c) 'If "Calculation Agent Adjustment" is specified as the method of adjustment in the Confirmation of a Share Option Transaction, then following the declaration by the Issuer of the terms of any Potential Adjustment Event, the Calculation Agent will determine whether such Potential Adjustment Event has a material effect on the theoretical value of the relevant Shares or Warrants and, if so, will (i) make appropriate adjustment(s), if any, to any one or more of:' and, the sentence immediately preceding Section 9.1(c)(ii) is hereby amended by deleting the words "diluting or concentrative".

                  (ii) Section 9.1(e)(vi) of the Equity Definitions is hereby amended by deleting the words "other similar" between "any" and "event"; deleting the words "diluting or concentrative" and replacing them with "material"; and adding the following words at the end of the sentence "or Warrants".

                  (iii) Section 9.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the third line thereof the word "or" after the word "official" and inserting a comma therefor, and (2) deleting the period at the end of subsection (ii) thereof and inserting the following words therefor " or (C) at JPMorgan's option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the ISDA Master Agreement with respect to that Issuer."

                  (iv) Notwithstanding Section 9.7 of the Equity Definitions, everything in the first paragraph of Section 9.7(b) of the Equity Definitions after the words "Calculation Agent" in the third line through the remainder of such Section 9.7 shall be deleted and replaced with the following:

                  "based on an amount representing the Calculation Agent's determination of the fair value to Buyer of an option with terms that would preserve for Buyer the economic equivalent of any payment or delivery (assuming satisfaction of each applicable condition precedent) by the parties in respect of the relevant Transaction that would have been required after that date but for the occurrence of the Merger Event, Nationalization, Insolvency or De-Listing Event, as the case may be."

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
       INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

          (p) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If Company shall owe JPMorgan any amount pursuant to Sections 9.3, 9.6 or 9.7 of the Equity Definitions (except in the event of a Nationalization or a Merger Event in which the merger consideration to be paid to holders of Shares consists solely of cash) or pursuant to Section 6(d)(ii) of the Agreement (except in the event of an Event of Default in which Company is the Defaulting Party or a Termination Event in which Company is the Affected Party, other than an Event of Default of the type described in Section 5(a)(iii), (v), (vi) or
                   (vii) of the Agreement or a Termination Event of the type described in Section 5(b)(i), (ii), (iii), (iv), or (v) of the Agreement that resulted from an event or events outside Company's control) (a "PAYMENT OBLIGATION"), Company may, in its sole discretion, satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) and shall give irrevocable telephonic notice to JPMorgan, confirmed in writing within one Currency Business Day, between the hours of 9:00 a.m. and 4:00 p.m. New York local time on the Announcement Date or Early Termination Date, as applicable ("NOTICE OF SHARE TERMINATION"). Upon Notice of Share Termination no later than 8:00 a.m. on the Exchange Business Day immediately following the Merger Date, Announcement Date or Early Termination Date, as applicable, the following provisions shall apply:

                   Share Termination Alternative:          Applicable and means
                                                           that Company shall
                                                           deliver to JPMorgan
                                                           the Share Termination
                                                           Delivery Property on
                                                           the date (the "SHARE
                                                           TERMINATION PAYMENT
                                                           DATE") when the
                                                           Payment Obligation
                                                           would otherwise be
                                                           due, subject to
                                                           paragraph (q)(i)
                                                           below, in
                                                           satisfaction, subject
                                                           to paragraph (q)(ii)
                                                           below, of the Payment
                                                           Obligation in the
                                                           manner reasonably
                                                           requested by JPMorgan
                                                           free of payment.

                   Share Termination Delivery Property:    A number of Share
                                                           Termination Delivery
                                                           Units, as calculated
                                                           by the Calculation
                                                           Agent, equal to the
                                                           Payment Obligation
                                                           divided by the Share
                                                           Termination Unit
                                                           Price. The
                                                           Calculation Agent
                                                           shall adjust the
                                                           Share Termination
                                                           Delivery Property by
                                                           replacing any
                                                           fractional portion of
                                                           a security therein
                                                           with an amount of
                                                           cash equal to the
                                                           value of such
                                                           fractional security
                                                           based on the values
                                                           used to calculate the
                                                           Share Termination
                                                           Unit Price.

                   Share Termination Unit Price:           The value to JPMorgan
                                                           of property contained
                                                           in one Share
                                                           Termination Delivery
                                                           Unit on the date such
                                                           Share Termination
                                                           Delivery Units are to
                                                           be delivered as Share
                                                           Termination Delivery
                                                           Property, as
                                                           determined by the
                                                           Calculation Agent in
                                                           its discretion by
                                                           commercially
                                                           reasonable means and
                                                           notified by the
                                                           Calculation Agent to
                                                           Company at the time
                                                           of notification of
                                                           the Payment
                                                           Obligation. In the
                                                           case of a Private
                                                           Placement of Share
                                                           Termination Delivery
                                                           Units that are

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                           Restricted Shares (as
                                                           defined below) as set
                                                           for in paragraph
                                                           (q)(i) below, the
                                                           Share Termination
                                                           Unit Price shall be
                                                           determined by the
                                                           discounted price
                                                           applicable to such
                                                           Share Termination
                                                           Delivery Units. In
                                                           the case of a
                                                           Registered Settlement
                                                           of Share Termination
                                                           Delivery Units that
                                                           are Restricted Shares
                                                           (as defined below) as
                                                           set forth in
                                                           paragraph (q)(ii)
                                                           below, the Share
                                                           Termination Unit
                                                           Price shall be the
                                                           Settlement Price.

                   Share Termination Delivery Unit:        In the case of a
                                                           Termination Event or
                                                           Event of Default, one
                                                           Share or, in the case
                                                           of a Merger Event, a
                                                           unit consisting of
                                                           the number or amount
                                                           of each type of
                                                           property received by
                                                           a holder of one Share
                                                           (without
                                                           consideration of any
                                                           requirement to pay
                                                           cash or other
                                                           consideration in lieu
                                                           of fractional amounts
                                                           of any securities) in
                                                           such Merger Event. If
                                                           a Share Termination
                                                           Delivery Unit
                                                           consists of property
                                                           other than cash or
                                                           New Shares, the
                                                           Calculation Agent
                                                           will replace such
                                                           property with cash,
                                                           New Shares or a
                                                           combination thereof
                                                           as components of a
                                                           Share Termination
                                                           Delivery Unit in such
                                                           amounts, as
                                                           determined by the
                                                           Calculation Agent in
                                                           its discretion by
                                                           commercially
                                                           reasonable means, as
                                                           shall have a value
                                                           equal to the value of
                                                           the property so
                                                           replaced. If such
                                                           Merger Event involves
                                                           a choice of
                                                           consideration to be
                                                           received by holders,
                                                           such holder shall be
                                                           deemed to have
                                                           elected to receive
                                                           the maximum possible
                                                           amount of cash.

                   Failure to Deliver:                     Applicable

                   Other applicable provisions:            If this Transaction
                                                           is to be Share
                                                           Termination Settled,
                                                           the provisions of
                                                           Sections 6.6, 6.7,
                                                           6.8 and 6.10 (as
                                                           modified above) of
                                                           the Equity
                                                           Definitions will be
                                                           applicable, except
                                                           that all references
                                                           in such provisions to
                                                           "Physically-Settled"
                                                           shall be read as
                                                           references to "Share
                                                           Termination Settled"
                                                           and all references to
                                                           "Shares" shall be
                                                           read as references to
                                                           "Share Termination
                                                           Delivery Units".
                                                           "Share Termination
                                                           Settled" in relation
                                                           to this Transaction
                                                           means that Share
                                                           Termination
                                                           Settlement is
                                                           applicable to this
                                                           Transaction.

         (q) Registration/Private Placement Procedures. If, in the reasonable opinion of JPMorgan, following any delivery of Shares or Share Termination Delivery Property to JPMorgan

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                  hereunder, such Shares or Share Termination Delivery Property would be in the hands of JPMorgan subject to any applicable restrictions with respect to any registration or qualification requirement or prospectus delivery requirement for such Shares or Share Termination Delivery Property pursuant to any applicable federal or state securities law (including, without limitation, any such requirement arising under Section 5 of the Securities Act as a result of such Shares or Share Termination Delivery Property being a "restricted securities", as such term is defined in Rule 144 under the Securities Act, or as a result of the sale of such Shares or Share Termination Delivery Property being subject to paragraph (c) of Rule 145 under the Securities Act) (such Shares or Share Termination Delivery Property, "RESTRICTED SHARES"), then delivery of such Restricted Shares shall be effected pursuant to either clause
                  (i) or (ii) below at the election of Company, unless waived by JPMorgan. Notwithstanding the foregoing, the Company shall elect, prior to the first Settlement Date under Section 2 above, a Private Placement Settlement or Registered Settlement for all deliveries of Restricted Shares pursuant to Section 2 above which election shall be applicable to all Settlement Dates and the procedures in clause (i) or clause (ii) below shall apply for all such delivered Restricted Shares on aggregate basis commencing after the first Settlement Date. The Calculation Agent shall make reasonable adjustments to settlement terms and provisions under this Confirmation to reflect a single Private Placement or Registered Settlement for such aggregate Restricted Shares delivered hereunder.

                  (i) If the Company elects to settle the Transaction pursuant to this clause (i) (a "PRIVATE PLACEMENT SETTLEMENT"), then deliveries of Restricted Shares by the Company shall be effected in customary private placement procedures with respect to such Restricted Shares reasonably acceptable to JPMorgan; provided that the Company may not elect a Private Placement Settlement if, on the date of its election, it has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to
                           Section 4(2) of the Securities Act for the sale by the Company to JPMorgan (or any affiliate designated by JPMorgan) of the Restricted Shares or the exemption pursuant to Section 4(1) or Section 4(3) of the Securities Act for resales of the Restricted Shares by JPMorgan (or any such affiliate of JPMorgan). The Private Placement Settlement of such Registered Shares shall include customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to JPMorgan, due diligence rights (for JPMorgan or any designated buyer of the Restricted Shares by JPMorgan), opinions and certificates, and such other documentation as is customary for private placement agreements, all reasonably acceptable to JPMorgan. In the case of a Private Placement Settlement, JPMorgan shall determine the appropriate discount to the Share Termination Unit Price (in the case of settlement of Share Termination Delivery Units pursuant to paragraph (p) above) or any Settlement Price (in the case of settlement of Shares pursuant to Section 2 above) applicable to such Restricted Shares in a commercially reasonable manner and appropriately adjust the amount of such Restricted Shares to be delivered to JPMorgan hereunder; provided that in no event such number shall be greater than 328,513,388 (the "MAXIMUM AMOUNT"). Notwithstanding the Agreement or this Confirmation, the date of delivery of such Restricted Shares shall be the Exchange Business Day following notice by JPMorgan to the Company, of such applicable discount and the number of Restricted Shares to be delivered pursuant to this clause (i). For the avoidance of doubt, delivery of Restricted Shares shall be due as set forth in the previous sentence and not be due on the Share Termination Payment Date (in the case of settlement of Share Termination Delivery Units pursuant to paragraph (p) above) or on the Settlement Date for such Restricted Shares (in the case of settlement of Shares pursuant to Section 2 above).

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                  (ii) If the Company elects to settle the Transaction pursuant to this clause (ii) (a "REGISTRATION SETTLEMENT"), then the Company shall file and use its reasonable best efforts to make effective under the Securities Act a registration statement or supplement or amend an outstanding registration statement in form and substance reasonably satisfactory to JPMorgan, to cover the resale of such Restricted Shares in accordance with customary resale registration procedures, including covenants, conditions, representations, underwriting discounts (if applicable), commissions (if applicable), indemnities due diligence rights, opinions and certificates, and such other documentation as is customary for equity resale underwriting agreements, all reasonably acceptable to JPMorgan. If JPMorgan is satisfied with such procedures and documentation, it shall sell the Restricted Shares pursuant to such registration statement during a period (the "RESALE PERIOD") commencing on the Exchange Business Day following delivery of such Restricted Shares (which, for the avoidance of doubt, shall be any Settlement Date in the case of settlement of Shares pursuant to
                           Section 2 above or the Share Termination Payment Date in case of settlement of Share Termination Delivery Units pursuant to paragraph (p) above) and ending on the earliest of (i) the Exchange Business Day on which JPMorgan completes the sale of all Restricted Shares or, in the case of settlement of Share Termination Delivery Units, a sufficient number of Restricted Shares so that the realized net proceeds of such sales exceed the Payment Obligation (as defined above), (ii) the date upon which all Restricted Shares have been sold or transferred pursuant to Rule 144 (or similar provisions then in force) or Rule 145(d)(1) or (2) (or any similar provision then in force) under the Securities Act and
                           (iii) the date upon which all Restricted Shares may be sold or transferred by a non-affiliate pursuant to Rule 144(k) (or any similar provision then in force) or Rule 145(d)(3) (or any similar provision then in force under the Securities Act. If the Payment Obligation exceeds the realized net proceeds from such resale, Company shall transfer to JPMorgan by the open of the regular trading session on the Exchange on the Exchange Trading Day immediately following the last day of the Resale Period the amount of such excess (the "ADDITIONAL AMOUNT") in cash or in a number of Shares ("MAKE-WHOLE SHARES") in an amount that, based on the Settlement Price on the last day of the Resale Period (as if such day was the "Valuation Date" for purposes of computing such Settlement Price), has a dollar value equal to the Additional Amount. The Resale Period shall continue to enable the sale of the Make-whole Shares. If Company elects to pay the Additional Amount in Shares, the requirements and provisions for Registration Settlement shall apply. This provision shall be applied successively until the Additional Amount is equal to zero. In no even shall the Company deliver a number of Restricted Shares greater than the Maximum Amount.

                  (iii) Without limiting the generality of the foregoing, Company agrees that any Restricted Shares delivered to JPMorgan, as purchaser of such Restricted Shares,
                           (i) may be transferred by and among JPMorgan Chase Bank and its affiliates and Company shall effect such transfer without any further action by JPMorgan and
                           (ii) after the minimum "holding period" within the meaning of Rule 144(d) under the Securities Act has elapsed after any Settlement Date for such Restricted Shares, Company shall promptly remove, or cause the transfer agent for such Restricted Shares to remove, any legends referring to any such restrictions or requirements from such Restricted Shares upon delivery by JPMorgan (or such affiliate of JPMorgan) to Company or such transfer agent of seller's and broker's representation letters and an opinion of counsel customarily delivered by JPMorgan in connection with resales of restricted

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                           securities pursuant to Rule 144 under the Securities Act, without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by JPMorgan (or such affiliate of JPMorgan).

                  If the Private Placement Settlement or the Registration Settlement shall not be effected as set forth in clauses (i) or (ii), as applicable, then failure to effect such Private Placement Settlement or such Registration Settlement shall constitute an Event of Default with respect to which Company shall be the Defaulting Party.

         (r) DTC-Eligible Deliveries. Notwithstanding anything to the contrary herein, the Company agrees that any delivery of Shares or Share Termination Delivery Property shall be effected by book-entry transfer through the facilities of DTC, or any successor depositary, if at the time of delivery, such class of Shares or class of Share Termination Delivery Property is eligible to be in book-entry form at DTC or such successor depositary.

         (s) Governing Law. New York law (without reference to choice of law doctrine).

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172-3401. or by fax on 212 622 8519 (PLEASE NOTE THIS NEW FAX NUMBER).

                                     Very truly yours,

                                         J.P. MORGAN SECURITIES INC., AS AGENT
                                         FOR JPMORGAN CHASE BANK

                                         By: _______________________________
                                         Authorized Signatory
                                         Name:

         Accepted and confirmed
         as of the Trade Date:

         CADENCE DESIGN SYSTEMS, INC.

         By: -s-  William Porter
             -----------------------------
         Authorized Signatory
         Name: William Porter
               Senior Vice President and
               Chief Financial Officer

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to EDG Confirmation Group, J.P, Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax on 212 622 8519 (PLEASE NOTE THIS NEW FAX NUMBER).

                                     Very truly yours,

                                         J.P. MORGAN SECURITIES INC., AS AGENT
                                         FOR JPMORGAN CHASE BANK

                                         By: -s- Nicola Mudge
                                             ---------------------------
                                         Authorized Signatory
                                         Name: Nicola Mudge

         Accepted and confirmed
         as of the Trade Date:

         CADENCE DESIGN SYSTEMS, INC.

         By: ________________________
         Authorized Signatory
         Name:

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                         ANNEX A

NUMBER               EXPIRATION DATE        DAILY NUMBER OF WARRANTS
------               ---------------        ------------------------
  l.                February 21, 2008                 74,525
  2.                February 22, 2008                 74,525
  3.                February 25, 2008                 74,525
  4.                February 26, 2008                 74,525
  5.                February 27, 2008                 74,525
  6.                February 28, 2008                 74,525
  7.                February 29, 2008                 74,525
  8.                  March 3, 2008                   74,525
  9.                  March 4, 2008                   74,525
 10.                  March 5, 2008                   74,525
 11.                  March 6, 2008                   74,525
 12.                  March 7, 2008                   74,525
 13.                 March 10, 2008                   74,525
 14.                 March 11, 2008                   74,525
 15.                 March 12, 2008                   74,525
 16.                 March 13, 2008                   74,525
 17.                 March 14, 2008                   74,525
 18.                 March 17, 2008                   74,525
 19.                 March 18, 2008                   74,525
 20.                 March 19, 2008                   74,525
 21.                 March 20, 2008                   74,525
 22.                 March 24, 2008                   74,525
 23.                 March 25, 2008                   74,525
 24.                 March 26, 2008                   74,525
 25.                 March 27, 2008                   74,525
 26.                 March 28, 2008                   74,525
 27.                 March 31, 2008                   74,525
 28.                  April 1, 2008                   74,525
 29.                  April 2, 2008                   74,525
 30.                  April 3, 2008                   74,525
 31.                  April 4, 2008                   74,525
 32.                  April 7, 2008                   74,525
 33.                  April 8, 2008                   74,525
 34.                  April 9, 2008                   74,525
 35.                 April 10, 2008                   74,525
 36.                 April 11, 2008                   74,525
 37.                 April 14, 2008                   74,525
 38.                 April 15, 2008                   74,525
 39.                 April 16, 2008                   74,525
 40.                 April 17, 2008                   74,525
 41.                 April 18, 2008                   74,525
 42.                 April 21, 2008                   74,525
 43.                 April 22, 2008                   74,525
 44.                 April 23, 2008                   74,525
 45.                 April 24, 2008                   74,525
 46.                 April 25, 2008                   74,525
 47.                 April 28, 2008                   74,525
 48.                 April 29, 2008                   74,525
 49.                 April 30, 2008                   74,525
 50.                   May 1, 2008                    74,525
 51.                   May 2, 2008                    74,525
 52.                   May 5, 2008                    74,525
 53.                   May 6, 2008                    74,525
 54.                   May 7, 2008                    74,525
 55.                   May 8, 2008                    74,525
 56.                   May 9, 2008                    74,525
 57.                  May 12, 2008                    74,525
 58.                  May 13, 2008                    74,525
 59.                  May 14, 2008                    74,525
 60.                  May 15, 2008                    74,555

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
        INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED
                                COMMERCIAL BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA.
  REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                       16